EXHIBIT (a)(1)(x)

NOTIFICATION TO EMPLOYEES REGARDING INFORMATION SESSIONS

DATE:	August 31, 2009

TO:	opexchgroup@efi.com

FROM:	efioptionexchange@efi.com

SUBJECT:	Stock Option Exchange Information Sessions

It’s important to take the following steps when choosing to participate in the stock option exchange so that you are making the right decisions for you.

First - Educate yourself about the option exchange from the information and resources presented in the document called “Offer to Exchange” and other related documents referenced in the Offer to Exchange, available on the election website and intranet.

Next - Evaluate your options. You will be able to model the options that are available for exchange in comparison to the new RSUs or in certain cases, cash you would receive on completion of the exchange.

Finally - Elect which eligible options to exchange, if any. You must make your election online during the offering period (i.e., between the commencement date and the completion date). Just follow these simple steps:

•	Log on to the election website at https://webapps.efi.internal/exchange using your EFI login name and password

•	Properly complete and submit your election.

To learn more about the Stock Option Exchange and the Election Website, please plan to attend one of the following information sessions. You are welcome to join any of the sessions, regardless of geographic location.

If you are unable to access the Election Website between August 31 through September 28, please contact the Option Exchange Team at efioptionexchange@efi.com so we can provide you with the information that will permit you to have an opportunity to consider participation in the stock option exchange. If for any reason you are unable to access the election website, you may submit a paper copy of your Election Form via facsimile to (650) 357-4056.

Invitees	Date and Time	Dial in and Webex
West Coast (Session 1)	XXXXXXXX

Topic: XXXXXXXX

Date: XXXXXXXXXX

Time: XX, Pacific Daylight Time, XXXX Local Time

Meeting Number: XXXXXXXX

Meeting Password: XXXXX

1. Go to XXXXXXXXXX

2. Enter your name and email address.

3. Enter the meeting password: XXXXXXXX

4. Click “Join Now”.

West Coast (Session 2)	XXXXXXXX

Topic: XXXXXXXX

Date: XXXXXXXXXX

Time: XX, Pacific Daylight Time, XXXX Local Time

Meeting Number: XXXXXXXX

Meeting Password: XXXXX

1. Go to XXXXXXXXXX

2. Enter your name and email address.

3. Enter the meeting password: XXXXXXXX

4. Click “Join Now”

East Coast (Session 1)	XXXXXXXX

Topic: XXXXXXXX

Date: XXXXXXXXXX

Time: XX, Pacific Daylight Time, XXXX Local Time

Meeting Number: XXXXXXXX

Meeting Password: XXXXX

1. Go to XXXXXXXXXX

2. Enter your name and email address.

3. Enter the meeting password: XXXXXXXX

4. Click “Join Now”

East Coast (Session 2)	XXXXXXXX

Topic: XXXXXXXX

Date: XXXXXXXXXX

Time: XX, Pacific Daylight Time, XXXX Local Time

Meeting Number: XXXXXXXX

Meeting Password: XXXXX

1. Go to XXXXXXXXXX

2. Enter your name and email address.

3. Enter the meeting password: XXXXXXXX

4. Click “Join Now”

Meredith, NH	XXXXXXXX

Topic: XXXXXXXX

Date: XXXXXXXXXX

Time: XX, Pacific Daylight Time, XXXX Local Time

Meeting Number: XXXXXXXX

Meeting Password: XXXXX

1. Go to XXXXXXXXXX

2. Enter your name and email address.

3. Enter the meeting password: XXXXXXXX

4. Click “Join Now”

Meredith, NH ON-SITE	XXXXXXXX

Topic: XXXXXXXX

Date: XXXXXXXXXX

Time: XX, Pacific Daylight Time, XXXX Local Time

Meeting Number: XXXXXXXX

Meeting Password: XXXXX

1. Go to XXXXXXXXXX

2. Enter your name and email address.

3. Enter the meeting password: XXXXXXXX

4. Click “Join Now”

APAC	XXXXXXXX

Topic: XXXXXXXX

Date: XXXXXXXXXX

Time: XX, Pacific Daylight Time, XXXX Local Time

Meeting Number: XXXXXXXX

Meeting Password: XXXXX

1. Go to XXXXXXXXXX

2. Enter your name and email address.

3. Enter the meeting password: XXXXXXXX

4. Click “Join Now”

India (Session 1)	XXXXXXXX

Topic: XXXXXXXX

Date: XXXXXXXXXX

Time: XX, Pacific Daylight Time, XXXX Local Time

Meeting Number: XXXXXXXX

Meeting Password: XXXXX

1. Go to XXXXXXXXXX

2. Enter your name and email address.

3. Enter the meeting password: XXXXXXXX

4. Click “Join Now”

India (Session 2)	XXXXXXXX	Topic: XXXXXXXX Date: XXXXXXXXXX Time: XX, Pacific Daylight Time, XXXX Local Time Meeting Number: XXXXXXXX

Meeting Password: XXXXX 1. Go to XXXXXXXXXX 2. Enter your name and email address. 3. Enter the meeting password: XXXXXXXX 4. Click “Join Now”

Europe	XXXXXXXX

Topic: XXXXXXXX

Date: XXXXXXXXXX

Time: XX, Pacific Daylight Time, XXXX Local Time

Meeting Number: XXXXXXXX

Meeting Password: XXXXX

1. Go to XXXXXXXXXX

2. Enter your name and email address.

3. Enter the meeting password: XXXXXXXX

4. Click “Join Now”